Exhibit 10.48

AMENDMENT AND ACKNOWLEDGEMENT AGREEMENT

This Amendment and Acknowledgement Agreement (“Agreement”), is dated effective as of August 5, 2019, among Ourgame International Holdings Limited, a Cayman Islands corporation (“Ourgame”), Noble Link Global Limited, a British Virgin Islands entity (“Noble”), Black Ridge Acquisition Corp., to be known after the Closing Date (defined below) as Allied Esports Entertainment, Inc., a Delaware corporation (“Black Ridge”), certain undersigned direct and indirect subsidiaries of Ourgame and Noble (the “Borrower Parties”) and the undersigned Note holders (the “Purchasers” and collectively with Ourgame, Noble, and Black Ridge, and the Borrower Parties, the “Parties”).

A.              Certain of the Purchasers purchased Secured Convertible Promissory Notes (the “First Bridge Notes”) in a $10,000,000 private placement offering (the “First Bridge”) of Ourgame pursuant to the terms and conditions of that certain Convertible Note Purchase Agreement, dated as of October 11, 2018 (the “First Purchase Agreement”), between Ourgame and the Purchasers.

B.               Certain of the Purchasers purchased Secured Convertible Promissory Notes (the “Second Bridge Notes,” together with the First Bridge Notes, collectively, the “Notes”) in a $4,000,000 private placement offering (the “Second Bridge,” together with the First Bridge, collectively, the “Bridge Transactions”) of Noble pursuant to the terms and conditions of that certain Convertible Note Purchase Agreement, dated as of May 17, 2019 (the “Second Purchase Agreement”), between Noble and the Purchasers. The First Purchase Agreement and Second Purchase Agreement, together with the Notes, security agreements, share pledge security agreements, guarantees and other documents executed in connection therewith or contemplated thereby are each referred to herein as a “Bridge Document,” and collectively as the “Bridge Documents.”

C.               In order to facilitate the closing of the SPAC Transaction (as defined in the First Purchase Agreement and Second Purchase Agreement), the Purchasers have agreed to, among other things, temporarily extend the maturity date of their respective Notes, upon the terms and conditions set forth in this Agreement.

For good and valuable consideration, the Parties hereby acknowledge, declare and agree as follows:

1.	Condition Precedent. None of the terms of this Agreement shall become effective and/or apply to the Bridge Documents unless and until both (i) the date of the consummation of the SPAC Transaction (the “Closing Date”) and (ii) all of the Purchasers in the First Bridge and Second Bridge have executed and delivered this Agreement.

2.	Extension of Maturity Date. Each Purchaser hereby agrees that the Maturity Date of its Note(s) shall be the 380th day (i.e., one year and two weeks) after the Closing Date. Notwithstanding the foregoing, at any time during the period between the Closing Date and the Maturity Date (the “Extension Period”), each Purchaser may convert the outstanding principal amount of such Purchaser’s Note into shares of Black Ridge, on the same terms as set forth in each such Purchaser’s applicable Note (as amended), and the shares of Black Ridge shall not be subject to any lock-up or prohibitions on transfer from Black Ridge. On the Closing Date, Black Ridge and Ourgame shall provide written notice to each of the Purchasers of the Conversion Price at which the Purchasers may so convert or exchange. The Parties agree and acknowledge that during the Extension Period, the Parties may agree to conversion terms different than those set forth in the Bridge Documents; such terms, if any, will be documented in a written agreement by and between Black Ridge and the Purchasers and Black Ridge hereby agrees to offer the lowest conversion price so agreed by Black Ridge with any Purchaser to all Purchasers. No default or Event of Default shall be deemed to have occurred under any of the Bridge Documents on the Closing Date as a result of the consummation of the SPAC Transaction or the extension of the Maturity Date as set forth herein; provided that the failure of Black Ridge, or any other direct or indirect subsidiary of Black Ridge, to comply with the terms of this Agreement and/or the Bridge Documents following consummation of the SPAC Transaction shall constitute an Event of Default under the Bridge Documents (without limiting any other Events of Default specified in the Bridge Documents).

3.	Interest. Notwithstanding anything to the contrary set forth in the Notes, if any interest is required to be paid pursuant to any Note, the aggregate interest paid under such Note shall be the greater of (a) 18 months of accrued interest thereunder; or (b) the sum of (i) the actual interest that would be due based on the applicable interest rate(s) specified in the Note and the amount of time the Note was outstanding prior to repayment plus (ii) 6 months of interest at the applicable non-default interest rate (the “Minimum Interest”). For clarity, such Minimum Interest shall also apply to increase the amount that Purchasers are owed if an Event of Default occurs.

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4.	Assignment of Obligations under Bridge Documents. Effective as of the Closing Date, (i) any and all obligations of Ourgame and Noble under the Bridge Documents (the “Assigned Obligations”) are hereby assigned to, and shall be the sole obligations of, Black Ridge, and (ii) Black Ridge hereby accepts the assignment of the Assigned Obligations and promises to fully and completely satisfy the Assigned Obligations as they become due under the terms of the Bridge Documents (as amended hereby). Effective as of the Closing Date, each Purchaser releases Ourgame from any and all Assigned Obligations.

5.	Remedies under Share Pledge Agreements. The Bridge Documents include Share Pledge Security Agreements dated October 11, 2018 and May 17, 2019 (the “Pledge Agreements”) by and among Ourgame, Noble, and the Purchasers. The Pledge Agreements are hereby amended (a) to remove the requirements that, prior to the exercise by the Purchasers of their rights and remedies thereunder in connection with any “Event of Default,” that Noble (or its successors and assignees) may conduct a “Curing Transaction” during any “Sale Period” (each as defined in the Pledge Agreements) and (b) to remove in all respects the limitations on the rights of the Purchasers set forth in each of the Pledge Agreements that would otherwise have applied during the Sale Period (as defined in the Pledge Agreements) and (c) so that Purchasers may immediately exercise all rights and remedies upon an "Event of Default" under applicable law and pursuant to the Pledge Agreements regardless of restrictions or requirements with respect to the "Remedial Actions", "Curing Transaction" or "Sale Period" as set forth in the Pledge Agreements.

6.	Collateral under Security Agreements and Share Pledge Agreements. In addition to the Pledge Agreements (as defined above), the Bridge Documents include Security Agreements dated October 11, 2018 and May 17, 2019 (the “Security Agreements”) by and among Ourgame, Noble, and the Purchasers. The Pledge Agreements are hereby amended such that, as of the Closing Date, Black Ridge shall automatically become party thereto as a “Pledgor” (as defined in the Pledge Agreements) and the security interests granted thereunder shall be expanded to include all securities and investment property owned by Black Ridge, directly or indirectly, in any of its direct or indirect subsidiaries (which securities shall be added to the definition of Pledged Shares and which subsidiaries shall be added to the definition of Pledged Issuers and Subsidiaries under such Pledge Agreement). The Security Agreements are hereby amended such that, as of the Closing Date, Black Ridge and its direct or indirect subsidiaries shall each become party thereto as an “Esports Grantor” (to the extent they are not already party thereto and as defined in the Security Agreements) and the security interests granted thereunder and the definition of Collateral thereunder, shall be expanded to include all property and assets, including without limitation all investment property and any other rights, assets or properties in which it is possible to grant a security interest, in each case owned by Black Ridge and each of its direct and indirect subsidiaries. Black Ridge and Purchasers hereby agree that while the obligations under the Notes are outstanding (and prior to any Event of Default under the Bridge Documents), (i) any Collateral of the Allied Esports’ business may be sold either inside or outside the ordinary course of business without the consent of the Purchasers, except that no trucks used by this business shall be sold without the prior consent of the Purchasers, (ii) Collateral of the World Poker Tour Business shall not be sold either inside or outside the ordinary course of business except with the consent of the Purchasers; provided that Collateral of the World Poker Tour business (other than any material trademark or other intellectual property) up to an aggregate proceeds of $50,000 may be sold without such consent either inside or outside the ordinary course of business and (iii) Pledged Shares shall not be sold without the consent of the Purchasers (whether inside or outside the ordinary course of business. For the avoidance of doubt, once an Event of Default has occurred and is continuing, there shall be no sales of Collateral or Pledged Shares without the prior written consent of the Purchasers. For the avoidance of doubt, this will include any indemnity payment associated with any withholding taxes that may be due under Section 7 of this Agreement. Black Ridge will use its reasonable best efforts to pre-pay the Notes as promptly as possible. Notwithstanding anything to the contrary in the Security Agreements or Pledge Agreements, as amended herein, in no event shall the Purchasers have any security interest in any cash held in the escrow account maintained by Continental Stock Transfer & Trust Company (the “Escrow Agent”) pursuant to the terms of the Escrow Agreement dated August 5, 2019 by and among Simon Equity Development, LLC, Escrow Agent and Black Ridge or its affiliates.

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7.	Payments Free of Taxes. Any and all payments by or on account of any obligation of Black Ridge (or any of its affiliates) under the Bridge Documents shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of Black Ridge) requires the deduction or withholding of any Tax from any such payment by Black Ridge, then Black Ridge shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant governmental body in accordance with applicable law, and the sum payable by Black Ridge shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section), each Purchaser receives an amount equal to the sum it would have received had no such deduction or withholding been made. Black Ridge shall indemnify each Purchaser for the full amount of any Taxes payable or paid by Purchaser or required to be withheld or deducted from a payment to Purchaser and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to Black Ridge by Purchaser shall be conclusive absent manifest error. The amount required to be indemnified and paid by Black Ridge to each Purchaser hereunder shall be paid to such Purchasers simultaneously with any payment made under the Bridge Documents to such Purchasers, and if not so simultaneously made, then it shall be paid within 10 days after demand therefor. “Governmental Authority” shall mean any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, or any court, tribunal or arbitrator, in each case in any United States jurisdiction. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto, excluding any such amounts imposed as a result of Purchaser being a resident of, or being organized under the laws of, or having its principal office located in, the jurisdiction imposing such Tax (or any political subdivision thereof). For clarity, it is the express intention of the Parties hereto that the provisions of this Section 7 are deemed incorporated into and made a part of each of the Notes.

8.	Relief from the Automatic Stay. As a material inducement to Purchasers to enter into this Agreement, each of Noble, Ourgame and Black Ridge hereby stipulates that, in the event that it becomes subject to a bankruptcy or other insolvency proceeding at a time when it has obligations outstanding under the Bridge Documents: (a) Purchasers will be entitled to an immediate and absolute lifting of any automatic stay, imposed by 11 U.S.C. § 362 or any similar stay or suspension of remedies, thereby allowing the enforcement of Purchasers’ remedies under the Bridge Documents and (b) it will not contest any application or motion by Purchasers to lift or vacate any such stay.

9.	Lockups. Black Ridge covenants that it will not allow any transfer to any person of any of the 3,450,000 shares of Black Ridge common stock issued to Black Ridge Oil & Gas, Inc. (the “Sponsor”) prior to Black Ridge’s initial public offering (the “IPO”), any of the 445,000 units (and underlying securities) issued to the Sponsor simultaneously with the IPO or any securities of Black Ridge issuable to the Sponsor upon conversion of outstanding convertible promissory notes in connection with the SPAC Transaction unless and until the recipient thereof has executed a customary form of lock-up agreement by which recipient agrees not to transfer or otherwise deal in any manner (including selling them using derivatives) with respect to such securities until such time as all amounts owed to Purchasers under the Bridge Documents have been paid in full or converted into Black Ridge common stock; provided that the foregoing restriction excludes (i) 600,000 shares of common stock being issued to Ourgame pursuant to the terms of the SPAC Transaction; (ii) 500,000 shares of common stock to be paid as bonuses and severance to Black Ridge employees and board members issuable in connection with the closing of the SPAC Transaction; and (iii) an aggregate of 720,000 shares of common stock being transferred to certain purchasers of Black Ridge common stock in connection with the SPAC Transaction.

10.	Bring Down and Additional Representations and Warranties. The representations and warranties of Ourgame and Noble and each of their respective direct and indirect subsidiaries (as applicable) (the “Borrower Parties”) set forth in the Bridge Documents are, after giving effect to this Amendment, true and correct in all material respects on and as of the date hereof. No Borrower Party is in breach or default of any covenant or obligation set forth in any of the Bridge Documents, and no such breach or event or default has occurred or is continuing, in each case after giving effect to this Amendment. Black Ridge represents and warrants that (a) as of the execution date of this Agreement, Black Ridge does not have any indebtedness that will not be extinguished in full on the Closing Date, and (b) as of the Closing Date, Black Ridge and its direct and indirect subsidiaries will not have any indebtedness other than the Notes and the Rampart Lien (as defined in the Security Agreements). Ourgame, Noble and Black Ridge represent and warrant to the Purchasers that (a) in each such party’s independent judgement (which is based on, among other things, certain third party appraisals of the Allied Esports and World Poker Tour business units operated by subsidiaries of Ourgame and Noble), the value of the assets being acquired by Black Ridge in the SPAC Transaction exceed the debts being acquired by Black Ridge (including taking into account the debt under the Bridge Documents) and (b) immediately following consummation of the SPAC Transaction, the value of the collective assets of Black Ridge and its direct and indirect subsidiaries will exceed their liabilities and they will generally have the ability to operate their respective businesses as a going concern and have to pay their debts as they come due. Ourgame and Noble hereby represent and warrant to Purchasers that the organizational structure of Ourgame as of the date hereof is as set forth in Exhibit A hereto and the organizational structure of Black Ridge as of the time immediately following the consummation of the SPAC shall be as set forth in Exhibit B. Ourgame, Noble and Black Ridge acknowledge that Purchasers are relying on the accuracy of the foregoing representations in entering into this Amendment, including for purposes of determining what actions are necessary to perfect and/or maintain without any lapse Purchaser’s perfected security interests in the Collateral and Pledged Shares (as defined in the Security Agreements and Pledge Agreements, as amended hereby).

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11.	Amendments. The Bridge Documents are deemed amended by the terms of this Agreement effective as of the Closing Date. The Bridge Documents, as amended by this Agreement, shall continue in full force and effect.

12.	Governing Law; Venue. This Agreement shall be governed by the laws of the State of California without regard to its conflicts-of-law principles. The Parties expressly acknowledge and agree that any judicial action to enforce any right of any Party under this Agreement may be brought and maintained in the State of California, and the Parties consent to the jurisdiction of the courts of the State of California, County of Orange, and the federal courts located in the Central District of the State of California. Accordingly, the Parties hereby submit to the process, jurisdiction and venue of any such court. Each Party hereby waives, and agrees not to assert, any claim that it is not personally subject to the jurisdiction of the foregoing courts in the State of California or that any action or other proceeding brought in compliance with this Section is brought in an inconvenient forum.

13.	Counterparts. This Agreement may be executed in counterparts, all of which taken together shall constitute one agreement binding on the Parties. Facsimile and electronically transmitted signatures (such as, for example, DocuSign) shall be valid and binding to the same extent as original signatures. In making proof of this Agreement, it will be necessary to produce only one copy signed by the Party to be charged.

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IN WITNESS WHEREOF, the Parties have executed and delivered this Amendment and Acknowledgment Agreement as of the date first set forth above.

Purchaser Name: Martin Weigold

Signature:___________________

Purchaser Name: Norbert Teufelberger

Signature:___________________

Purchaser Name: Man Sha

Signature:___________________

Purchaser Name: Lan Wu

Signature:___________________

Purchaser Name: Knighted Pastures LLC

Signature:____________________

Name: Roi Choi

Title: Manager

Purchaser Name: The Lipscomb/Viscoli Children’s Trust

Signature:____________________

Name: Adam Pliska

Title: Trustee

Purchaser Name: Steve Lipscomb

Signature:____________________

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IN WITNESS WHEREOF, the Parties have executed and delivered this Amendment and Acknowledgment Agreement as of the date first set forth above.

OURGAME INTERNATIONAL HOLDINGS LIMITED

By:______________________________

Name:____________________________

Its:______________________________

NOBLE LINK GLOBAL LIMITED

By:_______________________________

Name:____________________________

Its:_______________________________

BLACK RIDGE ACQUISITION CORP.

By:_______________________________

Name:_____________________________

Its:_______________________________

PEERLESS MEDIA LIMITED

By:_______________________________

Name:_____________________________

Its:_______________________________

ESPORTS ARENA LAS VEGAS, LLC

By: _______________________________

Name:_____________________________

Its:_______________________________

ELC GAMING GMBH

By: ______________________________

Name:_____________________________

Its:_______________________________

CLUB SERVICES, INC.

By:_________________________

Name: ______________________

Its:_________________________

WPT ENTERPRISES, INC.

By:_________________________

Name:_______________________

Its:_________________________

ALLIED ESPORTS MEDIA, INC.

By:_________________________

Name:_______________________

Its:________________________

ALLIED ESPORTS INTERNATIONAl, INC.

By:_________________________

Name:_______________________

Its:________________________

PEERLESS MEDIA HOLDING CO.

By: _________________________

Name:_______________________

Its:_________________________

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